    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1997.
                                                 REGISTRATION NO. 333-______
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                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                                FORM S-8
                        REGISTRATION STATEMENT
                                  UNDER
                        THE SECURITIES ACT OF 1933
                             SPECTRUM HOLOBYTE, INC.
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                                52-1728656
    ------------------------           ------------------------------------
    (STATE OF INCORPORATION)           (I.R.S. EMPLOYER IDENTIFICATION NO.)

                         2490 Mariner Square Loop
                                Suite 100
                        Alameda, California 94501
(ADDRESS, INCLUDING ZIP CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                          SPECTRUM HOLOBYTE, INC.
                    1996 SUPPLEMENTAL STOCK OPTION PLAN
                          (FULL TITLE OF THE PLAN)

                             Gregory S. Kennedy
            Senior Vice President of Business and Legal Affairs
                          Spectrum HoloByte, Inc.
                          2490 Mariner Square Loop
                                 Suite 100
                         Alameda, California 94501
                               (510) 522-3584
(NAME, ADDRESS, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)


                                 COPIES TO:
                          DAVID C. DRUMMOND, ESQ.
                     WILSON SONSINI GOODRICH & ROSATI
                          PROFESSIONAL CORPORATION
                             650 PAGE MILL ROAD
                          PALO ALTO, CA 94304-1050
                               (415) 493-9300

                      CALCULATION OF REGISTRATION FEE

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                                                             PROPOSED            PROPOSED
                                                              MAXIMUM             MAXIMUM         AMOUNT OF
TITLE OF SECURITIES                    AMOUNT TO BE        OFFERING PRICE        AGGREGATE       REGISTRATION
TO BE REGISTERED                        REGISTERED          PER SHARE(1)      OFFERING PRICE          FEE
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
 Common Stock, $.001 par value
 - Outstanding and reserved for
   issuance under 1996 Supplemental
   Stock Plan                            250,000                $4.88            $1,220,000          $370
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
---------------
(1) Estimated in accordance with Rule 457(h) solely for the purpose of calculating the filing fee on the basis of $4.88 per share, which represents the average of the high and the low prices reported on the Nasdaq National Market on June 26, 1997.

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

                               SPECTRUM HOLOBYTE, INC.

                          REGISTRATION STATEMENT ON FORM S-8


                                        PART I

                        INFORMATION REQUIRED IN THE PROSPECTUS

ITEM 1.       PLAN INFORMATION.

    Omitted pursuant to the instructions and provisions of Form S-8.

ITEM 2.       REGISTRATION INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

    Omitted pursuant to the instructions and provisions of Form S-8.


                                       PART II

                    INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCES.

    There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed by the Registrant with the Securities and Exchange Commission (the "Commission"):

    (1) The Registrant's Annual Report on Form 10-K under the Securities Exchange Act of 1934 (the "Exchange Act") for the fiscal year ended March 30, 1997.

    (2) The description of the Registrant's Common Stock contained in the Registrant's Registration Statements on Form 8-A filed on October 3, 1991 and February 27, 1996, including any amendment or report filed for the purpose of updating such description.

    In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

ITEM 4.       DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

    None.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    The Registrant's Certificate of Incorporation limits the liability of directors for monetary damages to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability (i) for any breach of their duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit.

    The Registrant's Bylaws provide that the Registrant shall indemnify its directors and officers and may indemnify its other employees, agents and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of indemnified parties. The Registrant's Bylaws also permit the Registrant to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether the Bylaws would permit indemnification.

    The Registrant has entered into agreements to indemnify its directors and officers, in addition to indemnification provided for in the Registrant's Bylaws. These agreements, among other things, indemnify the Registrant's directors and officers for certain expenses (including attorneys' fees), judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of the Registrant, arising out of such person's services as a director or officer of the Registrant, any subsidiary of the Registrant or any other company or enterprise to which the person provides services at the request of the Registrant.

    The Registrant also maintains an insurance policy insuring its directors and officers against liability for certain acts and omissions while acting in their official capacities.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.       EXHIBITS.

           Exhibit
           Number                              Description
           --------    ------------------------------------------------------

               4.1      Spectrum HoloByte, Inc. 1996 Supplemental Stock Plan.
               5.1 Opinion of counsel as to legality of securities being registered.
              23.1      Consent of Independent Auditors
              23.2      Consent of counsel (contained in Exhibit 5.1)
              24.1      Powers of Attorney (see page II-4)

ITEM 9.  UNDERTAKINGS.

    A.   The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

              (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

              (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

              (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    C. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Alameda, State of California, on this 30th day of June 1997.

                             SPECTRUM HOLOBYTE, INC.


                                  By:  /s/ Gregory S. Kennedy
                                       --------------------------------------
                                       Gregory S. Kennedy
                                       Senior Vice President of Business and
                                       Legal Affairs and Secretary


                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Stephen M. Race and Gregory S. Kennedy, jointly and severally, as his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons on the 30th day of June 1997 in the capacities indicated.

         SIGNATURE                                 TITLE
-------------------------------------   -------------------------------------


    /s/ Stephen M. Race
-------------------------------------   Chief Executive Officer and Director
    Stephen M. Race                     (PRINCIPAL EXECUTIVE AND FINANCIAL
                                        OFFICER)


    /s/ William E. Meyer                Corporate Controller and Chief
-------------------------------------   Accounting Officer
    William E. Meyer                    (PRINCIPAL ACCOUNTING OFFICER)

    /s/ Gilman G. Louie
-------------------------------------   Chairman of the Board of Directors
    Gilman G. Louie


    /s/ David C. Costine
-------------------------------------   Director
    David C. Costine


    /s/ Vinod Khosla
-------------------------------------   Director
    Vinod Khosla

    /s/ Keith Schaefer
-------------------------------------   Director
    Keith Schaefer

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


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                                       EXHIBITS

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                          REGISTRATION STATEMENT ON FORM S-8


                               SPECTRUM HOLOBYTE, INC.

                                    June 30, 1997

                               INDEX TO EXHIBITS


    Exhibit
    Number                         Description
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     4.1          Spectrum HoloByte, Inc. 1996 Supplemental Stock Plan.
     5.1 Opinion of counsel as to legality of securities being registered.
    23.1          Consent of Independent Auditors
    23.2          Consent of counsel (contained in Exhibit 5.1)
    24.1          Powers of Attorney (see page II-4)